EXHIBIT 99.4


[LOGO OMITTED] CAPITAL ASSURANCE
                                                   1221 Avenue of the Americas
                                                   New York, New York 10020
                                                   Telephone:  (212) 478-3400
                                                   Facsimile:  (212) 478-3597
FINANCIAL GUARANTY
INSURANCE POLICY

Insured                                                                         Policy No:  CA02652A
Obligations:  CWHEQ Revolving Home Equity Loan Trust,
              Series 2005-K                                                     Effective Date:  December 29, 2005
              Revolving Home Equity Loan Asset Backed Notes, Series 2005-K
              Class 1-A
              Class 2-A-1
              Class 2-A-2A
              Class 2-A-2B
              Class 2-A-3
              Class 2-A-4

     XL Capital Assurance Inc. (XLCA), a New York stock insurance company, in consideration of the payment of the premium, hereby unconditionally and irrevocably guarantees to the Indenture Trustee for the benefit of the Owners of the Insured Obligations, the full and complete payment of the Scheduled Payments in respect of the Insured Obligations, subject only to the terms of this Policy (which includes the Endorsement attached hereto).

     XLCA will pay the Insured Amount to the Indenture Trustee upon the presentation of a Payment Notice to XLCA (which Payment Notice shall include an irrevocable assignment to XLCA of all rights and claims in respect of the relevant Insured Obligation, as specified in the Payment Notice, free of any adverse claim), on the later of (a) one (1) Business Day following receipt by XLCA of a Payment Notice or (b) the Business Day on which Scheduled Payments are due for payment. XLCA shall be subrogated to the Owners' rights to payment on the Insured Obligations to the extent of any payment by XLCA hereunder. The obligations of XLCA with respect to a Scheduled Payment will be discharged to the extent funds to pay such Scheduled Payment are deposited in the account specified in the Payment Notice, whether such funds are properly applied by the Indenture Trustee or claimed by an Owner.

     In addition, in the event that any Scheduled Payment which has become due for payment and which is made to an Owner by or on behalf of the Indenture Trustee is recovered or is recoverable from the Owner pursuant to a final order of a court of competent jurisdiction in an Insolvency Proceeding that such payment constitutes a Preference Amount to such Owner within the meaning of any applicable bankruptcy law, XLCA unconditionally and irrevocably guarantees payment of the amount of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 hereto).

     This Policy sets forth in full the undertaking of XLCA and shall not be cancelled or revoked by XLCA for any reason, including failure to receive payment of any premium due hereunder, and may not be further endorsed or modified without the written consent of XLCA. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of XLCA, nor against any risk other than Nonpayment and Preference Amount, including any shortfalls, if any, attributable to the liability of the Obligor for taxes or withholding taxes if any, including interest and penalties in respect of such liability.

     THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     Any capitalized terms not defined herein shall have the meaning given such terms in the Endorsement attached hereto and forming a part hereof. In witness whereof, XLCA has caused this Policy to be executed as of the Effective Date.

         /s/ Deborah Munim                   /s/ James W. Lundy
         -----------------                   ------------------
         Name:   Deborah Murnin              Name:   James W. Lundy, Jr.
         Title:  Managing Director           Title:  Associate General Counsel

                Financial Guaranty Insurance Policy Endorsement
                       Effective Date: December 29, 2005

                        Attached to and forming part of
               Financial Guaranty Insurance Policy No. CA02652A

Obligor:                   CWHEQ Revolving Home Equity Loan Trust, Series 2005-K (the "Trust")
-------

Insured Obligations:       Revolving Home Equity Loan Asset Backed Notes, Series 2005-K
-------------------        U.S. $310,000,000 Class 1-A
                           U.S. $345,000,000 Class 2-A-1
                           U.S. $100,000,000 Class 2-A-2A
                           U.S. $104,396,000 Class 2-A-2B
                           U.S. $ 71,052,000 Class 2-A-3
                           U.S. $ 69,552,000 Class 2-A-4


Beneficiary:               JPMorgan Chase Bank, N.A., not in its individual capacity, but
-----------                solely as Indenture Trustee of the Trust, for the benefit of the Owners of the Insured Obligations

Capitalized terms used herein and not otherwise defined herein or in the Policy shall have the meanings assigned to them in the Indenture.

     As used herein the term "Aggregate Investor Interest" means, with respect to each Payment Date and the Class 1-A Notes or the Class 2-A Notes, as the case may be, the related Note Interest for such Payment Date and the related Unpaid Investor Interest Shortfall (other than any related Basis Risk Carryforward) for such Payment Date, for such Class or Classes of Notes.

     As used herein the term "Business Day" means any day other than a Saturday, a Sunday or a day on which either XLCA or banking or savings and loan institutions in the State of New York, California, or Illinois or the state in which the XLCA has its principal place of business or in the city in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed.

     As used herein the term "Class 2-A Notes" means, collectively, the Class 2-A-1 Notes, the Class 2-A-2A Notes, the Class 2-A-2B Notes, the Class 2-A-3 Notes and the Class 2-A-4 Notes.

     As used herein the term "Credit Enhancement Draw Amount" means, for the Class 1-A Notes and the Class 2-A Notes, respectively, and each Payment Date
(a) an amount equal to the sum of (i) the excess of the related Aggregate Investor Interest allocated to the Class 1-A Notes or the Class 2-A Notes, as the case may be, over the related Available Investor Interest for that Payment Date and (ii) the related Guaranteed Principal Payment Amount and (b) for each applicable date in accordance with the Policy, any related Preference Amount.

     As used herein the term "Final Scheduled Payment Date" means the Payment Date occurring in February 2036.

     As used herein the term "Guaranteed Principal Payment Amount" means, for the Class 1-A Notes and the Class 2-A Notes, respectively, (a) on the Final Scheduled Payment Date, the amount needed to pay the related outstanding Note Principal Balance (after giving effect to all allocations and payments for such Class or Classes of Notes, as applicable, from all sources other than the Policy on that Payment Date), (b) for any Payment Date (other than the Final Scheduled Payment Date), if the related Allocated Transferor Interest is, or is reduced to, zero or below, the amount of the excess of the Note Principal Balance of the Class 1-A Notes or the aggregate Note Principal Balance of the Class 2-A Notes, as applicable (in either case, after giving effect to all allocations and payments of principal to be made on the Class 1-A Notes or the Class 2-A Notes, as applicable, from sources other than the Policy on such Payment Date) over the related Adjusted Loan Group Balance and (c) for any other Payment Date, zero. All calculations under the Policy with respect to the Class 1-A Notes or the Class 2-A Notes are made after giving effect to all other amounts payable and allocable to principal on the Class 1-A Notes or the Class 2-A Notes, as the case may be, for such Payment Date.

     As used herein the term "Indenture" means that certain Indenture, dated as of December 29, 2005, by and among CWHEQ Revolving Home Equity Loan Trust, Series 2005-K, as issuer and JPMorgan Chase Bank, N.A., as indenture trustee.

     As used herein the term "Insolvency Proceeding" means the commencement, after the date hereof, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, the commencement, after the date hereof, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent by any Person, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to that Person.

     As used herein the term "Insured Amount" means on any Payment Date, that portion of the Scheduled Payments that shall become due for payment but shall be unpaid by reason of Nonpayment on such Payment Date (which shall equal the amount calculated pursuant to clause (a) of the term Credit Enhancement Draw Amount).

     As used herein the term "Insured Payments" means, with respect to any Payment Date, the aggregate amount actually paid by the XLCA to the Indenture Trustee in respect of Insured Amounts for a Payment Date.

     As used herein the term "Nonpayment" means, with respect to any Payment Date, the failure of the Indenture Trustee to receive in full, in accordance with the terms of the Indenture, funds legally available to pay all or a portion of the Scheduled Payment that is due for payment with respect to such Payment Date.

     As used herein the term "Owner" means the registered owner of any Insured Obligation as indicated in the registration books maintained by or on behalf of the Indenture Trustee for such purpose not including any such owner that is the Indenture Trustee, the Sponsor, the Depositor, the Master Servicer or any of their respective affiliates.

     As used herein, the term "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof.

     As used herein the term "Preference Amount" means, with respect to any Insured Obligation, any payment of principal or interest previously paid to a Holder of an Insured Obligation by or on behalf of the indenture trustee that is sought to be recovered as a preference as a result of any Insolvency Proceeding and which is required to be returned by a Holder of such Insured Obligation as required by a final, nonappealable order of a court of competent jurisdiction.

     As used herein the term "Reimbursement Amount" means, as to any Payment Date, the sum of (x)(i) all Insured Payments and Preference Amounts paid by the XLCA, but for which the XLCA has not been reimbursed prior to such Payment Date, plus (ii) interest accrued on such Insured Payments and Preference Amounts not previously repaid calculated at the rate set forth in the Insurance Agreement, from the date the Indenture Trustee received such Insured Payments or the date on which the Preference Amounts were paid by the XLCA, and (y) without duplication (i) any amounts then due and owing to the XLCA under the Insurance Agreement, but for which the XLCA has not been paid or reimbursed prior to such Payment Date plus (ii) interest on such amounts at the rate set forth in the Insurance Agreement.

     As used herein the term "Scheduled Payment" means, with respect to any Payment Date with respect to the Class 1-A Notes or the Class 2-A Notes, as the case may be, during the Term of the Policy, (i) the related Aggregate Investor Interest and (ii) the related Guaranteed Principal Payment Amount, in each case, in accordance with the original terms of the Insured Obligations and the Indenture when the Insured Obligations were issued as modified only by any subsequent amendment or modification of the Insured Obligations or the Indenture that has been consented to in writing by the XLCA. Notwithstanding the foregoing, "Scheduled Payments" shall in no event include payments which become due on an accelerated basis as a result of any optional redemption or termination, in whole or in part, or any other cause, unless the XLCA elects, in its sole discretion, to pay such amounts in whole or in part (in which event Scheduled Payments shall include such accelerated payments as, when, and to the extent so elected by the XLCA). In the event that the XLCA does not make such election, "Scheduled Payments" shall include payments due in accordance with the original terms of the Insured Obligations without regard to any acceleration. In addition, "Scheduled Payments" shall not include, nor shall coverage be provided under the Policy in respect of, (i) any amounts due in respect of the Insured Obligations attributable to any increase in Note Rate, penalty or other sum payable by the Trust by reason of any default or event of default in respect of the Insured Obligations, or by reason of any deterioration of the creditworthiness of the Trust, (ii) any Basis Risk Carryforward or (iii) any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to any Holder or owner of any Insured Obligation.

     As used herein the term "Term of the Policy" means the period from and including the Closing Date to and including the first date on which (i) all Scheduled Payments have been paid that are required to be paid under the Indenture; (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and
(ii) above, a final and nonappealable order in resolution of each such proceeding has been entered; provided, further, that if the Holders of any Insured Obligations are required to return any Preference Amount as a result of such Insolvency Proceeding, then the Term of the Policy shall terminate on the date on which the XLCA has made all payments required to be made under the terms of the Policy in respect of all such Preference Amounts.

     As used herein the term "Unpaid Investor Interest Shortfall" means, for each Payment Date and each Class of Insured Obligations, the aggregate amount of the related Note Interest that was accrued for a prior Payment Date and has not been paid to the Holders of that Class of Insured Obligations.

     To make a claim under the Policy, the Indenture Trustee shall deliver to XLCA a Payment Notice in the form of Exhibit A hereto (a "Payment Notice"), appropriately completed and executed by the Indenture Trustee. A Payment Notice under this Policy may be presented to XLCA by (i) delivery of the original Payment Notice to XLCA at its address set forth below, or (ii) facsimile transmission of the original Payment Notice to XLCA at its facsimile number set forth below. If presentation is made by facsimile transmission, the Indenture Trustee shall (x) simultaneously confirm transmission by telephone to XLCA at its telephone number set forth below, and (y) as soon as reasonably practicable, deliver the original Payment Notice to XLCA at its address set forth below. Any Payment Notice received by XLCA after 10:00 a.m., New York City time, on a Business Day, or on any day that is not a Business Day, will be deemed to be received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day.

     Following receipt by XLCA of a Payment Notice from the Indenture Trustee, XLCA shall unconditionally and irrevocably pay an amount payable hereunder in respect of an Insured Amount out of the funds of XLCA on the later to occur of
(a) 11:00 AM, New York City time, on the first Business Day following such receipt and (b) 11:00 AM, New York City time, on the Payment Date to which the related Credit Enhancement Draw Amount relates. Payments due hereunder in respect of an Insured Amount will be disbursed by wire transfer of immediately available funds to the Policy Payments Account established pursuant to the Indenture or, if no such Policy Payments Account has been established, to the Indenture Trustee.

     Subject to the foregoing, if the payment of any amount with respect to the Scheduled Payment is sought to be recovered (a "Preference Event") as a result of an Insolvency Proceeding and as a result of such Preference Event, an Owner is required to return such payment, or any portion of such voided payment, made in respect of an Insured Obligation (a "Preference Amount"), XLCA will pay an amount equal to such Preference Amount, following receipt by XLCA from the Indenture Trustee on behalf of such Owner of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Owner or the Indenture Trustee on behalf of the Owner is required to return any such payment or portion thereof because such payment was a preference under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, substantially in the form attached hereto as Exhibit B, properly completed and executed by such Owner irrevocably assigning to XLCA all rights and claims of such Owner relating to or arising under such Preference Amount, and (z) a Payment Notice in the form of Exhibit A hereto appropriately completed and executed by the Indenture Trustee.

     XLCA shall make payments due in respect of Preference Amounts no later than 2:00 p.m. New York City time on the Business Day following XLCA's receipt of the documents required under clauses (x) through (z) of the preceding paragraph. Any such documents received by XLCA after 10:00 a.m. New York City time on any Business Day or on any day that is not a Business Day shall be deemed to have been received by XLCA at 9:00 a.m., New York City time, on the next succeeding Business Day. All payments made by XLCA hereunder on account of any Preference Amount shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or any Owner directly (unless an Owner has provided evidence satisfactory to XLCA that it has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order, in which case such payment shall be disbursed to the Indenture Trustee). XLCA hereby waives, and agrees not to assert, any and all rights to require the Indenture Trustee to make demand on or to proceed against any person, party or security prior to the Indenture Trustee demanding payment under this Policy.

     No defenses, set-offs and counterclaims of any kind available to XLCA so as to deny payment of any amount due in respect of this Policy will be valid and XLCA hereby waives, and agrees not to assert, any and all such defenses (including, without limitation, defense of fraud in the inducement or fact, or any other circumstances which would have the effect of discharging a surety in law or in equity), set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise. Upon any payment hereunder, in furtherance and not in limitation of XLCA's equitable right of subrogation and XLCA's rights under the Indenture, XLCA will be subrogated to the rights of the Owner in respect of which such payment was made to receive any and all amounts due in respect of the obligations in respect of which XLCA has made a payment hereunder. Any rights of subrogation acquired by XLCA as a result of any payment made under this Policy shall, in all respects, be subordinate and junior in right of payment to the prior indefeasible payment in full of any amounts due the Owner on account of payments due under the Insured Obligations. Notwithstanding the foregoing, XLCA does not waive its rights to seek payment in full of all Reimbursement Amounts owed to it under the Indenture or the Insurance Agreement.

     This Policy is neither transferable nor assignable, in whole or in part, except to a successor indenture trustee duly appointed and qualified under the Indenture. All Payment Notices and other notices, presentations, transmissions, deliveries and communications made by the Indenture Trustee to XLCA with respect to this Policy shall specifically refer to the number of this Policy and shall be made to XLCA at:

                XL Capital Assurance Inc.
                1221 Avenue of the Americas
                New York, New York 10020
                Attention: Surveillance
                Telephone: (212) 478-3400
                Facsimile:  (212) 478- 3597



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

or such other address, telephone number or facsimile number as XLCA may designate to the Indenture Trustee in writing from time to time. Each such Payment Notice and other notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by XLCA.

     The obligations of XLCA under this Policy are irrevocable, primary, absolute and unconditional, subject to satisfaction of the conditions for making a claim under this Policy, and neither the failure of any Person to perform any covenant or obligation in favor of XLCA (or otherwise), nor the commencement of any Insolvency Proceeding shall in any way affect or limit XLCA's obligations under this Policy. If a successful action or proceeding to enforce this Policy is brought by the Indenture Trustee, the Indenture Trustee shall be entitled to recover from XLCA costs and expenses reasonably incurred, including, without limitation, reasonable fees and expenses of counsel.

     This Policy and the obligations of XLCA hereunder shall terminate on the expiration of the Term of this Policy. This Policy shall be returned to XLCA by the Indenture Trustee upon the expiration of the Term of this Policy.

     The Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law does not cover this Policy. The Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code does not cover this Policy. In the event that XLCA were to become insolvent, the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code excludes from coverage any claims arising under this Policy.

     THIS POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

     In the event any term or provision of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and be binding.



                 [Remainder of Page Intentionally Left Blank]



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

     IN WITNESS WHEREOF, XL Capital Assurance Inc. has caused this Endorsement to the Policy to be executed on the Effective Date.


________________________________       _______________________________________
Name:   Deborah Murnin                 Name:   James W. Lundy, Jr.
Title:  Managing Director              Title:  Associate General Counsel

         Exhibit A to Financial Guaranty Insurance Policy No. CA02652A

XL Capital Assurance Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention:   Surveillance

                                PAYMENT NOTICE
            UNDER FINANCIAL GUARANTY INSURANCE POLICY NO. CA02652A

     JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture Trustee"), hereby certifies to XL Capital Assurance Inc. (XLCA) with reference to that certain Financial Guaranty Insurance Policy, No. CA02652A, dated December 29, 2005 together with the Endorsement attached thereto (the "Policy"), issued by XLCA in favor of the Indenture Trustee on behalf of the Owner under the Indenture, as follows:

     1. The Indenture Trustee is the Indenture Trustee under the Indenture and the Beneficiary of the Policy on behalf of each Owner.

     2. The Indenture Trustee is entitled to make a demand under the Policy pursuant to Section 8.05 of the Indenture.

     3. This notice relates to the [insert date] Payment Date. The amount demanded is to be paid in immediately available funds to the [Specify Account] at [Identify Financial Institution Holding Account] account number[_____].

     [For a Payment Notice in respect of Insured Amounts, use paragraph 4.]

     4. The Indenture Trustee demands payment of $________, which is the amount equal to (1) $___________ representing the excess of the related Aggregate Investor Interest for [the Class 1-A Notes] [the Class 2-A Notes] on such Payment Date, as listed below, allocated to each Class of the Insured Obligations on such Payment Date, over the related Available Investor Interest, plus (2) $ _______ representing the Guaranteed Principal Payment Amount for such Payment Date on [the Class 1-A Notes] [the Class 2-A Notes].

                               Aggregate Investor       Available Investor
              Class                 Interest                 Interest
              -----                 --------                 --------








     [For a Payment Notice in respect of a Preference Amount use the following paragraphs [4] or [5].]



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

     [4.] The Indenture Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Policy on the date hereof in respect of Preference Amounts is the amount paid (or to be paid simultaneously with such draw on the Policy) by the Owner on account of a Preference Event [$________] (the "Preference Payment Amount") and (ii) the documents required by the Policy to be delivered in connection with such Preference Amount and Preference Payment Amount have previously been presented to XLCA or are attached hereto.

     [5.] The Indenture Trustee agrees that, following payment of funds by XLCA, it shall use reasonable efforts to ensure (a) that such amounts are applied directly to the payment of any Credit Enhancement Draw Amount which is due for payment; (b) that such funds are not applied for any other purpose; and (c) the maintenance of an accurate record of such payments in respect of each Insured Obligation and the corresponding claim on the Policy and the proceeds thereof.

     [5.] or [6.] The Indenture Trustee, on behalf of itself and the Owners, hereby assigns to XLCA all rights and claims (including rights of actions and claims in respect of securities laws violations or otherwise) of the Indenture Trustee and the Owners with respect to the Insured Obligations to the extent of any payments under the Policy. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to XLCA in respect of such payments. The Indenture Trustee shall take such action and deliver such instruments as may be reasonably required by XLCA to effectuate the purposes of provisions of this Clause [5.] or [6.].

     [6.] or [7.] The Indenture Trustee, on behalf of itself and the Owners, hereby appoints XLCA as agent and attorney-in-fact for the Indenture Trustee and the Owners in any legal proceeding in respect of the Insured Obligations. The Indenture Trustee, on behalf of itself and the Owners, hereby (and without limiting the generality of the preceding sentence) agrees that XLCA may at any time during the continuation of any proceeding by or against any debtor with respect to which a Preference Claim (as defined below) or other claim with respect to the Insured Obligations is asserted under any Insolvency Proceeding, direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the obligations (a "Preference Claim"), (b) the direction of any appeal of any order relating to any Preference Claim and (c) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, the Indenture Trustee, on behalf of itself and the Owners, hereby agrees that XLCA shall be subrogated to, and the Indenture Trustee, on behalf of itself and the Owners, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Indenture Trustee and the Owners in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, this notice has been executed this ____ day of ________, ____.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity, but solely as Indenture
                                  Trustee for CWHEQ Revolving Home Equity
                                  Loan Asset Backed Notes, Series 2005-K



                                  By:_________________________________________
                                                    Authorized Officer

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereof, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation

        Exhibit B to Financial Guaranty Insurance Policy, No. CA02652A

     Form of Assignment

     Reference is made to the Financial Guaranty Insurance Policy No. CA02652A, dated December 29, 2005 (together with the Endorsement attached thereto, the "Policy") issued by XL Capital Assurance Inc. (XLCA) relating to the CWHEQ Revolving Home Equity Loan Asset Backed Notes, Series 2005-K, Class 1-A, Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class 2-A-3 and Class 2-A-4. Unless otherwise defined herein, capitalized terms used in this Assignment shall have the meanings assigned thereto in the Policy including as incorporated by reference therein. In connection with the Preference Amount of [$________] [paid][or][sought to be recovered from] by the undersigned (the "Owner") on [__________] and the payment by XLCA in respect of such Preference Amount pursuant to the Policy, the Owner hereby irrevocably and unconditionally, without recourse, representation or warranty (except as provided below), sells, assigns, transfers, conveys and delivers all of such Owner's rights, title and interest in and to any rights or claims, whether accrued, contingent or otherwise, which the Owner now has or may hereafter acquire, against any person relating to, arising out of or in connection with such Preference Amount. The Owner represents and warrants that such claims and rights are free and clear of any lien or encumbrance created or incurred by such Owner.(1)

                                 ____________________________________________
                                 [Owner] [Indenture Trustee, as Owner's
                                                  attorney-in-fact]









---------------------
     (1) In the event that the terms of this form of assignment are reasonably determined to be insufficient solely as a result of a change of law or applicable rules after the date of the Policy to fully vest all of the Owner's right, title and interest in such rights and claims, the Owner or the Indenture Trustee, as Owner's attorney-in-fact, as the case may be, and XLCA shall agree on such other form as is reasonably necessary to effect such assignment, which assignment shall be without recourse, representation or warranty except as provided above.



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